UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

June 30, 2017
Date of Report (Date of earliest event reported)

DELTA NATURAL GAS COMPANY, INC.
(Exact name of registrant as specified in its charter)

Kentucky	0-8788	61-0458329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3617 Lexington Road, Winchester, Kentucky		40391
(Address of principal executive offices)		(Zip Code)

859-744-6171
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-
4(c))

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01	Entry into a Material Definitive Agreement.

Effective June 30, 2017, Delta Natural Gas Company, Inc. entered into a Modification Agreement with Branch Banking and Trust Company which amends the Company's bank line of credit under the original Promissory Note and Addendum dated as of October 31, 2002 and subsequently modified as of October 31, 2003, October 31, 2004, August 12, 2005, August 31, 2007, June 30, 2009, June 30, 2011, June 30, 2013 and June 30, 2015.

Pursuant to the June 30, 2017 Modification Agreement, the scheduled termination date of the bank line of credit was extended to the earlier of June 30, 2019 or the closing of the Agreement and Plan of Merger dated February 20, 2017 by and among Delta Natural Gas Company, PNG Companies and Drake Merger Sub Inc. The aggregate principal amount the Company may borrow under the bank line of credit remains at $40,000,000. The interest on this line is determined monthly at the London Interbank Offered Rate plus 1.075% on the used bank line of credit. The annual cost of the unused bank line of credit is .125%.

Except as provided in the Modification Agreement, all of the terms of the Promissory Note and Addendum remain in full force and effect. The foregoing description of the Modification Agreement is a summary and is qualified in its entirety by reference to the Modification Agreement attached hereto as Exhibit 10(a), which is incorporated herein by reference to this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 30, 2017, the Board of Directors of Delta Natural Gas Company, Inc. approved cash bonuses for fiscal 2017 for all employees. Bonus amounts for Delta's Officers are listed below.

Officer	Title	Bonus Amount

John B. Brown	Chief Operating Officer, Treasurer & Secretary	$42,240
Johnny L. Caudill	Vice President - Distribution	$39,680
Glenn R. Jennings	Chairman of the Board, President & Chief Executive Officer	$140,160
Brian S. Ramsey	Vice President - Transmission & Gas Supply	$33,120
Matthew D. Wesolosky	Vice President - Controller	$25,920

The cash bonuses for Officers are subject to the Company's Compensation Recovery Policy, referred to in Section 3 of the attached notice template (Exhibit 99.1).

The Board of Directors also approved additional cash compensation of $36,000 for each independent member of the Board of Directors, including Linda Breathitt, Pete Cline, Sandra Gray, Ed Holmes, Michael Kistner, Fred Parker, Rodney Short and Arthur Walker, Jr.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10(a)	Modification Agreement dated June 30, 2017 extending to June 30, 2019 the Promissory Note and Loan Agreement between the Registrant and Branch Banking and Trust Company.

99.1	Template for Notice of Cash Bonus Award for Officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA NATURAL GAS COMPANY, INC.

Date: June 30, 2017	By:	/s/John B. Brown
John B. Brown
Chief Operating Officer, Treasurer and Secretary

Exhibit 10(a)

Maker	DELTA NATURAL GAS COMPANY, INC.
		BB&T	9580219605
Address	3617 LEXINGTON ROAD		Customer Number
WINCHESTER, KY 40391
3
	NOTE MODIFICATION AGREEMENT		Note Number

$40,000,000.00	10/31/2002	$40,000,000.00	6/30/2017
Original Amount of Note	Original Date	Modification Amount	Modification Date
This Note Modification Agreement (hereinafter “Agreement”) is made and entered into this 30th day of June, 2017, by and between DELTA NATURAL GAS COMPANY,  INC., maker(s), co-maker(s), endorser(s), or other obligor(s) on the Promissory Note (as defined below), hereinafter also referred to jointly and severally as Borrower(s); Branch Banking and Trust Company of North Carolina, a banking corporation, hereinafter referred to as Bank and ______________________________________ _______________________________________________________________________ owners other than Borrower(s) (if any) of any property pledged to secure performance of Borrower(s)’s obligations to Bank, hereinafter referred to jointly and severally as Debtor(s)/Grantor(s).

Witnesseth: Whereas, Borrower(s) has previously executed a Promissory Note payable to Bank, which Promissory Note includes the original Promissory Note and all renewals, extensions and modifications thereof, collectively “Promissory Note”, said Promissory Note being more particularly identified by description of the original note above; and Borrower(s) and Bank agree that said Promissory Note be modified only to the limited extent as is hereinafter set forth; that all other terms, conditions, and covenants of said Promissory Note remain in full force and effect, and that all other obligations and covenants of Borrower(s), except as herein modified, shall remain in full force and effect, and binding between Borrower(s) and Bank; and Whereas Debtor(s)/Grantor(s), if different from Borrower(s), has agreed to the terms of this modification; NOW THEREFORE, in mutual consideration of the premises, the sum of Ten Dollars ($10) and other good and valuable consideration, each to the other parties paid, the parties hereto agree that said Promissory Note is amended as hereinafter described:

☐  Borrower shall pay a prepayment fee as set forth in the Prepayment Fee Addendum attached hereto.

INTEREST RATE, PRINCIPAL AND INTEREST PAYMENT TERM MODIFICATIONS (To the extent no change is made, existing terms continue.  Sections not completed are deleted.)

Interest shall accrue from the date hereof on the unpaid principal balance outstanding from time to time at the:

☐	Fixed Rate of ________% per annum.

☐	Variable rate of the Bank’s Prime Rate plus ____% per annum to be adjusted __________________as the Bank’s Prime Rate Changes.

☐
As of the Modification Date, any fixed, floating, or average maximum rate and fixed minimum rate in effect by virtue of the Promissory Note are hereby deleted.  The interest rate will in no instance exceed the maximum rate permitted by applicable law and if checked here ☐, the interest rate will not decrease below a fixed minimum rate of ______%. If checked here  ☐ the interest rate will not exceed ☐ a fixed maximum rate of _____%,  ☐ an average maximum rate of _________%, or ☐ a floating maximum rate of the greater of ______% or the Bank’s Prime Rate.  If an average maximum rate is specified, a determination of any required reimbursement of interest by Bank will be made:  ☐ when the Promissory Note is repaid in full by Borrower ☐ annually beginning on __________________.

☒	THE ADJUSTED LIBOR RATE, AS DEFINED IN THE ATTACHED ADDENDUM TO PROMISSORY NOTE.

Principal and interest are payable as follows:

☒	Principal (plus any accrued interest not otherwise scheduled herein } is due in full at maturity on JUNE 30, 2019.
☐	Principal plus accrued interest
☐
Payable in consecutive _____ installments of ☐ Principal
                                                                         ☐  Principal and interest   } commencing on ________

and continuing on the same day of each calendar period thereafter, in ____ equal payments of $______, with one final payment of all remaining principal and accrued interest due on _____________.

☐
ChoiceLine Payment Option:  2% of outstanding balance is payable monthly commencing on ____________ and continuing on the same day of each month thereafter, with one final payment of all remaining principal and accrued interest due on _______________________

☒
Accrued interest is payable monthly  commencing on  July 30, 2017 and continuing on the same day of each calendar period thereafter, with one final payment of all remaining interest due on June 30, 2019.

☐
Bank reserves the right in its sole discretion to adjust the fixed payment due hereunder _______ on ________ and continuing on the same day of each calendar period thereafter, in order to maintain an amortization period of no more than ______ months from the date of the initial principal payment due hereunder.  Borrower understands the payment may increase if interest rates increase.

☐
At the Borrower’s request, the Bank has agreed to readvance the principal amount of $____________.  The outstanding principal balance under the Promissory Note prior to the readvance is $________________, making the total outstanding principal balance now due hereunder to be $_____________ (“Modification Amount”).

☐	____________________________________________________________________________________________

☐	___________________________________________________________________________________________

☐
Borrower hereby authorizes Bank to automatically draft from its demand deposit or savings account(s) with Bank or other bank, any payment(s) due on the date(s) due.  Borrower shall provide appropriate account number(s) for account(s) at Bank or other bank.

The following scheduled payment(s) is (are) deferred:

☐	$___________ principal
} payment(s) due on _________________________
☐	$___________ interest

is (are) hereby deferred. Payments will resume on ___________________________ according to the schedule contained herein or to the existing schedule (if no other changes are made herein).

The Borrower(s) promises to pay Bank, or order, a late fee in the amount of five percent (5%) of any installment past due for ten (10) or more days.  Where any installment payment is past due for ten (10) or more days, subsequent payments shall first be applied to the past due balance.  In addition, the undersigned shall pay to Bank a returned payment fee if the undersigned or any other obligor hereon makes any payment at any time by check or other instrument, or by any electronic means, which is returned to Bank because of nonpayment due to nonsufficient funds.

COLLATERAL:  ☐ The Promissory Note, as modified, and the performance of the terms of any agreement or instrument relating to, evidencing, or securing the Promissory Note, as modified, shall be additionally secured by collateral hereinafter described, a new security instrument shall be executed by Borrower(s), and/or Debtor(s)/Grantor(s), and all other steps necessary to perfect or record the Bank’s lien with priority acceptable to Bank shall be taken.  In addition to Bank’s right of off-set and to any liens and security interests granted to Bank in the Agreements, the undersigned hereby grants to Bank a security interest in all of its depository accounts with and investment property held by Bank, which shall serve as collateral for the indebtedness and obligations evidenced by the Promissory Note, as modified.

Deed(s) of Trust / Mortgage(s) granted in favor of Bank as beneficiary / mortgagee:

☐	dated _______________________________ in the maximum principal amount of $_____________________________ granted by _________________________________________

☐	dated _______________________________ in the maximum principal amount of $_____________________________ granted by _________________________________________

Security Agreement(s) granting a security interest to Bank:

☐	dated __________________ given by ______________________________________________________________ ___________________________________________________________________________________________

☐	dated __________________ given by ______________________________________________________________ ___________________________________________________________________________________________

☐	Securities Account Pledge and Security Agreement dated _________________, executed by ________________________________________________________

☐	Control Agreement(s) dated ___________________, covering * Deposit Account(s) * Investment Property * Letter of Credit Rights * Electronic Chattel Paper

☐
Assignment of Certificate of Deposit, Security Agreement, and Power of Attorney (for Certificated Certificates of Deposit) dated ____________________________________, executed by _____________________________________

☐	Pledge and Security Agreement for Publicly Traded Certificated Securities dated _________________________, executed by ______________________________________________

☐	Assignment of Life Insurance Policy dated ______________________________ for policy #____________________, executed by _____________________________________________________________

☐	Loan Agreement dated _______________________, executed by Borrower and * Guarantor(s)

☐	_____________________________________________________________________________________________

☐	_____________________________________________________________________________________________

☐	The collateral hereinafter described shall be and hereby is deleted as security interest for payment of the Promissory Note:

______________________________________________________________________________________________
______________________________________________________________________________________________

OTHER: ______________________________________________________________________________________
If the Promissory Note being modified by this Agreement is signed by more than one person or entity, the modified Promissory Note shall be the joint and several obligation of all signers and the property and liability of each and all of them.  It is expressly understood and agreed that this Agreement is a modification only and not a novation.  The original obligation of the Borrower(s) evidenced by the Promissory Note is not extinguished hereby.  It is agreed that except for the modification(s) contained herein, the Promissory Note, and any other Loan Documents or Agreements evidencing, securing or relating to the Promissory Note and all singular terms and conditions thereof, shall be and remain in full force and effect.  This Agreement shall not release or affect the liability of any co-makers, obligors, endorsers or guarantors of said Promissory Note.  Borrower and Debtor(s)/Grantor(s), if any, jointly and severally consent to the terms of this Agreement, waive any objection thereto, affirm any and all obligations to Bank and certify that there are no defenses or offsets against said obligations or the Bank, including without limitation the Promissory Note.  Bank expressly reserves all rights as to any party with right of recourse on the Promissory Note.

In the event periodic accruals of interest shall exceed any periodic fixed payment amount described above, the fixed payment amount shall be immediately increased or supplemental interest payments required on the same periodic basis as specified above (increased fixed payments or supplemental payments to be determined in the Bank’s sole discretion), in such amounts and at such times as shall be necessary to pay all accruals of interest for the period and all accruals of unpaid interest from previous periods.  Such adjustments to the fixed payment amount or supplemental payments shall remain in effect for so long as any interest accruals shall exceed the original fixed payment amount and shall be further adjusted upward or downward to reflect changes in any variable interest rate based on an index such as the Bank’s Prime Rate; provided that unless elected otherwise above, the fixed payment amount shall not be reduced below the original fixed payment amount.  However, Bank shall have the right, in its sole discretion, to lower the fixed payment amount below the original payment amount.  Notwithstanding any other provision contained in this agreement, in no event shall the provisions of this paragraph be applicable to any Promissory Note which requires disclosures pursuant to the Consumer Protection Act (Truth-in-Lending Act) 15 USC § 1601, et seq., as implemented by Regulation Z.

Borrower agrees that the only interest charge is the interest actually stated in the Promissory Note, as modified hereby, and that any loan or origination fee shall be deemed charges rather than interest, which charges are fully earned and non-refundable.  It is further agreed that any late charges are not a charge for the use of money but are imposed to compensate Bank for some of the administrative services, costs and losses associated with any delinquency or default under the Promissory Note, and said charges shall be fully earned and non-refundable when accrued.  All other charges imposed by Bank upon Borrower in connection with the Promissory Note and the loan including, without limitation, any commitment fees, loan fees, facility fees, origination fees, discount points, default and late charges, prepayment fees, statutory attorneys' fees and reimbursements for costs and expenses paid by Bank to third parties or for damages incurred by Bank are and shall be deemed to be charges made to compensate Bank for underwriting and administrative services and costs, other services, and costs or losses incurred and to be incurred by Bank in connection with the Promissory Note and the loan and shall under no circumstances be deemed to be charges for the use of money.  All such charges shall be fully earned and non-refundable when due.

The Bank may, at its option, charge any fees for the modification, renewal, extension, or amendment of any of the terms of the Promissory Note as permitted by applicable law.

In the words "Prime Rate", "Bank Prime Rate", "BB&T Prime Rate", "Bank's Prime Rate" or "BB&T's Prime Rate" are used in this Agreement, they shall refer to the rate announced by the Bank from time to time as its Prime Rate.  The Bank makes loans both above and below the Prime Rate and uses indexes other than the Prime Rate.  Prime Rate is the name given a rate index used by the Bank and does not in itself constitute a representation of any preferred rate or treatment.

Unless otherwise provided herein, it is expressly understood and agreed by and between Borrower(s), Debtor(s)/Grantor(s) and Bank that any and all collateral (including but not limited to real property, personal property, fixtures, inventory, accounts, instruments, general intangibles, documents, chattel paper, and equipment) given as security to insure faithful performance by Borrower(s) and any other third party of any and all obligations to Bank, however created, whether now existing or hereafter arising, shall remain as security for the Promissory Note as modified hereby.

It is understood and agreed that if Bank has released collateral herein, it shall not be required or obligated to take any further steps to release said collateral from any lien or security interest unless Bank determines, in its sole discretion, that it may do so without consequence to its secured position and relative priority in other collateral; and unless Borrower(s) bears the reasonable cost of such action. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right of the Bank, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same, or of any other right on any further occasion. Each of the parties signing this Agreement regardless of the time, order or place of signing waives presentment, demand, protest, and notices of every kind, and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there is available to the Bank collateral for the Promissory Note, as amended, and to the additions or releases of any other parties or persons primarily or secondarily liable. Whenever possible the provisions of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is prohibited by or invalid under such law, such provisions shall be ineffective to the extent of any such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All rights and obligations arising hereunder shall be governed by and construed in accordance with the laws of the same state which governs the interpretation and enforcement of the Promissory Note.

From and after any event of default under the Promissory Note, as modified hereby, or any related deed of trust, security agreement or loan agreement, interest shall accrue on the sum of the principal balance and accrued interest then outstanding at the variable rate equal to the Bank's Prime Rate plus 5% per annum ("Default Rate"), provided that such rate shall not exceed at any time the highest rate of interest permitted by the laws of the State of Kentucky; and further that such rate shall apply after judgement. In the event of any default, the then remaining unpaid principal amount and accrued but unpaid interest then outstanding shall bear interest at the Default Rate until such principal and interest have been paid in full.  Bank shall not be obligated to accept any check, money order, or other payment instrument marked "payment in full" on any disputed amount due hereunder, and Bank expressly reserves the right to reject all such payment instruments. Borrower agrees that tender of its check or other payment instrument so marked will not satisfy or discharge its obligation under the Promissory Note, disputed or otherwise, even if such check or payment instrument is inadvertently processed by Bank unless in fact such payment is in fact sufficient to pay the amount due hereunder.

WAIVER OF TRIAL BY JURY.  UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS AGREEMENT, THE PROMISSORY NOTE OR ANY LOAN DOCUMENT EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN THE UNDERSIGNED AND BANK.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO MAKE THE LOAN EVIDENCED BY THE PROMISSORY NOTE AND THIS AGREEMENT.  FURTHER, THE UNDERSIGNED HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION IN THE EVENT OF LITIGATION.  NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

Unless otherwise required under a Loan Agreement, if applicable, and as long as any indebtedness evidenced by the Promissory Note, as modified by this Agreement remains outstanding or as long as Bank remains obligated to make advances, the undersigned shall furnish annually an updated financial statement in a form satisfactory to Bank, which, when delivered shall be the property of the Bank.  Further, the undersigned agree to provide any and all documentation requested by the Bank in order to verify the identity of the undersigned in accordance with the USA Patriot Act.

(SIGNATURES ON FOLLOWING PAGE)

BB&T

NOTE MODIFICATION SIGNATURE PAGE

Borrower: DELTA NATURAL GAS COMPANY, INC.

Account Number: 9580219605	Note Number: 00003

Modification Amount: $40,000,000.00	Modification Date: June 30, 2017
IN WITNESS WHEREOF, the undersigned, on the day and year first written above, has caused this instrument to be executed

If Borrower is a Corporation:

WITNESS:	DELTA NATURAL GAS COMPANY, INC.
(Name of Corporation)

/s/Ryan T. Hamilton_________________________	By: /s/John B. Brown ______________________

Title: Chief Operating Officer, Treasurer & Secretary

By:

Title:

If Borrower is a Partnership, Limited Liability Company, Limited Liability Partnership,
Or Limited Liability Limited Partnership:

WITNESS:	____________________________________________
NAME OF PARTNERSHIP, LLC, LLP OR LLLP

____________________________________________	By: ________________________________________

Title: _________________________________________

____________________________________________	By: _________________________________________

Title: ________________________________________

___________________________________________	By: _________________________________________

Title: _______________________________________
If Borrower is an Individual:

WITNESS:

____________________________________________	___________________________________________
Additional Borrowers and Debtors/Grantors/Guarantors:

WITNESS:

___________________________________________	____________________________________________
___________________________________________	____________________________________________
___________________________________________	____________________________________________
___________________________________________	____________________________________________
___________________________________________	____________________________________________
___________________________________________	____________________________________________
___________________________________________	____________________________________________

BB&T
ADDENDUM TO PROMISSORY NOTE

THIS ADDENDUM TO PROMISSORY NOTE (“Addendum”) is hereby made a part of the Promissory Note dated 6/30/2017 from DELTA NATURAL GAS COMPANY, INC. (“Borrower”) payable to the order of Branch Banking and Trust Company (“Bank”) in the principal amount of $40,000,000.00 (including all renewals, extensions, modifications and substitutions therefore, the “Note”).

I.	DEFINITIONS.

1.1  Adjusted LIBOR Rate means a rate of interest per annum equal to the sum obtained (rounded upwards, if necessary, to the next higher 1/100th of 1.0%) by adding (i) the One Month LIBOR plus (ii) 1.075% per annum, which shall be adjusted monthly on the first day of each LIBOR Interest Period.  The Adjusted LIBOR Rate shall be adjusted for any change in the LIBOR Reserve Percentage so that Bank shall receive the same yield.  The interest rate will in no instance exceed the maximum rate permitted by applicable law and if checked here ☒ the interest rate will not decrease below a fixed minimum rate of 0.0%.  If checked here ☒ the interest rate will not exceed ☒ a fixed maximum rate of 30.00% or ☐ an average maximum rate of _____%.  If an average maximum rate is specified, a determination of any required reimbursement of interest by Bank will be made:  ☐ when Note is repaid in full by Borrower ☐ annually beginning on __________________.  If the loan has been repaid prior to this date, no reimbursement will be made.

1.2  Business Day means a day other than a Saturday, Sunday, legal holiday or any other day when the Bank is authorized or required by applicable law to be closed.

1.3  LIBOR Advance means the advances made by Bank to Borrower evidenced by this Note upon which the Adjusted LIBOR Rate of Interest shall apply.

1.4  LIBOR Interest Period means the period, as may be elected by the Borrower applicable to any LIBOR Advance, commencing on the date the Note is first made (or the date of any subsequent LIBOR addendum to the Note) and ending on the day that is immediately prior to the numerically corresponding day of each month thereafter; provided that:

(a)  any LIBOR Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such LIBOR Interest Period shall end on the next preceding Business Day; and

(b)  any LIBOR Interest Period which begins on a day for which there is no numerically corresponding day in the subsequent month shall end on the last Business Day of each subsequent month.

1.5  LIBOR Reserve Percentage means the maximum aggregate rate at which reserves (including, without limitation, any marginal supplemental or emergency reserves) are required to be maintained under Regulation D by member banks of the Federal Reserve System with respect to dollar funding in the London interbank market.  Without limiting the effect of the foregoing, the LIBOR Reserve Percentage shall reflect any other reserves required to be maintained by such member banks by reason of any applicable regulatory change against (i) any category of liability which includes deposits by reference to which the Adjusted LIBOR Rate is to be determined or (ii) any category of extensions of credit or other assets related to LIBOR.

1.6  One Month LIBOR means the average rate quoted on Reuters Screen LIBOR01 Page (or such replacement page) on the determination date for deposits in U.S. Dollars offered in the London interbank market for one month determined as of 11:00 a.m. London time two (2) Business Days prior to the commencement of the applicable LIBOR Interest Period; provided that if the above method for determining one-month LIBOR shall not be available, the rate quoted in The Wall Street Journal, or a rate determined by a substitute method of determination agreed on by Borrower and Bank; provided further that if such agreement is not reached within a reasonable period of time (in Bank’s sole judgment), a rate reasonably determined by Bank in its sole discretion as a rate being paid, as of the determination date, by first class banking organizations (as determined by Bank) in the London interbank market for U.S. Dollar deposits.

1.7  Standard Rate means, for any day, a rate per annum equal to the Bank’s announced Prime Rate minus ______% per annum, and each change in the Standard Rate shall be effective on the date any change in the Prime Rate is publicly announced as being effective.

II.	LOAN BEARING ADJUSTED LIBOR RATE

2.1  Application of Adjusted LIBOR Rate.  The Adjusted LIBOR Rate shall apply to the entire principal balance outstanding of a LIBOR Advance for any LIBOR Interest period.

2.2  Adjusted LIBOR Based Rate Protections.

(a)  Inability to Determine Rate.  In the event that Bank shall have determined, which determination shall be final, conclusive and binding, that by reason of circumstances occurring after the date of this Note affecting the London interbank market, adequate and fair means do not exist for ascertaining the One Month LIBOR on the basis provided for in this Note, Bank shall give notice (by telephone confirmed in writing or by telecopy) to Borrower of such determination, whereupon (i) no LIBOR Advance shall be made until Bank notifies Borrower that the circumstances giving rise to such notice no longer exist, and (ii) any request by Borrower for a LIBOR Advance shall be deemed to be a request for an advance at the Standard Rate.

(b)  Illegality; Impracticability.  In the event that Bank shall determine, which determination shall be final, conclusive and binding, that the making, maintaining or continuance of any portion of a LIBOR Advance (i) has become unlawful as a result of compliance by Bank with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any of the same not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause Bank material hardship, as a result of contingencies occurring after the date of this Note materially and adversely affect the London interbank market or Bank’s ability to make LIBOR Advances generally, then, and in any such event, Bank shall give notice (by telephone confirmed in writing or by telecopy) to Borrower of such determination.  Thereafter, (x) the obligation of Bank to make any LIBOR Advances or to convert any portion of the loan to a LIBOR Advance shall be suspended until such notice shall be withdrawn by Bank and (y) any request by Borrower for a LIBOR Advance shall be deemed to be a request for an advance at the Standard Rate.

This Addendum shall operate as a sealed instrument.

If Borrower Is a Corporation:

WITNESS:	DELTA NATURAL GAS COMPANY, INC.
(Name of Corporation)

/s/Ryan T. Hamilton	By:/s/ John B. Brown (SEAL)

Ryan T. Hamilton	John B. Brown
(Print Name)	(Print Name)

Title: Chief Operating Officer, Treasurer and Secretary

______________________________________	By: ______________________________________

(Print Name)

______________________________________	Title: ______________________________________
(Print Name)
If Borrower is a Partnership, Limited Liability Company, Limited Liability Partnership,
Or Limited Liability Limited Partnership

______________________________________________
Name of Partnership, LLC, LLP, or LLLP
WITNESS:

_____________________________________________	By: _______________________________________ (SEAL)

______________________________________________	________________________________________________
(Print Name)	(Print Name)

Title: ___________________________________________

______________________________________________	By: _______________________________________ (SEAL)

______________________________________________	________________________________________________
(Print Name)	(Print Name)

Title: __________________________________________

______________________________________________	By: ______________________________________ (SEAL)

_______________________________________________	________________________________________________
(Print Name)	(Print Name)

Title: ___________________________________________
If Borrower is an Individual:

WITNESS:

______________________________________________	__________________________________________ (SEAL)
_____________________________________________
(Print Name)

Additional Co-makers:

WITNESS:

_______________________________________________	___________________________________________ (SEAL)

______________________________________________
(Print Name)

______________________________________________	____________________________________________ (SEAL)

______________________________________________
(Print Name)

NINTH AMENDMENT TO LOAN AGREEMENT
BB&T Account Number: 9580219605

THIS EIGHTH AMENDMENT TO LOAN AGREEMENT (“Amendment”) is effective as of June 30, 2017, and is by and among DELTA NATURAL GAS COMPANY, INC., a Kentucky corporation (whether one or more, the “Borrower”), and Branch Banking and Trust Company, a North Carolina banking corporation (“Bank”), having a branch office in Lexington, Kentucky. This th Amendment amends, modifies and supplements that Loan Agreement dated October 31, 2002, by and between Borrower and Bank (including any amendments or modifications thereof, the “Loan Agreement”). Unless otherwise defined in this Amendment, capitalized terms used herein shall have the definitions given them in the Loan Agreement.
RECITALS
A. Pursuant to the terms and conditions of the Loan Agreement, the Bank established a line of credit in the original maximum amount of $40,000,000 (the “Line of Credit”), evidenced by Borrower’s Promissory Note dated October 31, 2002 (including all renewals, extensions, modifications, restatements and substitutions thereof, collectively, the "Note") payable to the order of the Bank and bearing interest as set forth therein.
B. Borrower has requested, and Bank has agreed to, an extension of the maturity date of the Line of Credit. In connection therewith, Bank has required the amendments reflected herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:
ARTICLE 1: AMENDMENTS TO LOAN AGREEMENT
1.1    Amendments to Loan Agreement.
(a)    The maturity date of the Line of Credit is hereby amended and extended to the earlier of June 30, 2019, or closing to the Agreement and Plan of Merger dated February 20, 2017 by and among Delta Natural Gas Company, PNG Companies and Drake Merger Sub Inc. This Plan of Merger outlines in Section 5.17 that Delta should terminate this loan agreement on or prior to the consummation of the merger.
ARTICLE II. REPRESENTATIONS AND WARRANTIES

2.1    The Borrower represents and warrants (which representations and warranties shall survive the execution hereof) to the Bank that:

(a)    The representations and warranties made by the Borrower in the Loan Agreement and the other Loan Documents are true and correct on and as of the date hereof as though made on the date hereof.

(b)    All financial statements, reports and information delivered to the Bank by the Borrower fairly represented the financial condition of the Borrower as of the dates thereof, and no material adverse change has occurred in its financial condition, business or operations since the most recently delivered of such financial statements and information.

(c)    Borrower is in full compliance with the covenants and agreements contained in the Loan Agreement and the other Loan Documents, and no event of default exists and remains unremedied thereunder as of the date hereof.

(d)    When duly executed and delivered by Borrower, this Amendment shall constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, and the Borrower hereby ratifies and affirms the Loan Agreement, as amended hereby, and the other Loan Documents.

ARTICLE III: CONDITIONS PRECEDENT

3.1    This Amendment shall become effective as of the date on which Bank first shall have received in a form and substance satisfactory to Bank and its counsel the following:

(a)    Counterparts of this Amendment executed by each of the parties hereto.

(b)    Copies, certified by the Secretary or Assistant Secretary of Borrower, of all corporate action taken by Borrower’s board of directors to authorize the execution, delivery, and performance of this Amendment.

(c)    Bank shall have received such other documents, agreements and instruments as Bank may reasonably request.

ARTICLE IV: MISCELLANEOUS

4.1    Governing Law. The validity, construction and performance of this Amendment will in all respects be governed by the laws of the Commonwealth of Kentucky.

4.2    Successors and Assigns. All the terms and provisions of this Amendment shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, executors, administrators, successors and permitted assigns.

4.3    Continuing Effect. Other than as expressly amended and supplemented hereby, the Loan Agreement shall remain unchanged in full force and effect.

4.4    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

4.5    No Novation. All the parties hereto agree that the execution of this Amendment or any documents as contemplated by this Amendment or the consummation of any transaction contemplated by this Amendment shall constitute a modification of the Loan Agreement and shall not be construed as a novation.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment as of the date set forth above.

Borrower:

DELTA NATURAL GAS COMPANY, INC.

/s/Ryan T. Hamilton                                     By    /s/John B. Brown
Witness                                                                      Name: /s/John B. Brown
    Title: COO, Treasurer & Secretary

Bank:

BRANCH BANKING AND TRUST COMPANY

/s/John B. Brown                                              By   /s/Ryan T. Hamilton
Witness                                                                        Name: Ryan T. Hamilton
Title: Vice President

Exhibit 99.1
Notice of Cash Bonus Award

Name of Recipient:	Amount of Cash Bonus:
Grant Date: July 13, 2017	Subject only to the Recipient’s continued employment by Delta through July 13, 2017

This is a Notice of Cash Bonus Award (the “Notice”) from Delta Natural Gas Company, Inc., a Kentucky corporation (the “Company”), to the recipient identified above (the “Recipient”) effective as of the Grant Date specified above.

Terms and Conditions

1. Grant of Cash Bonus. The Company hereby grants to the Recipient the cash bonus specified in the table at the beginning of this Notice on the terms and conditions set forth in this Notice (the “Cash Bonus”).

2. Payment of Cash Bonus. Your Cash Bonus will be paid as soon as administratively feasible after the Grant Date.

3. Recovery of Cash Bonus. If you are or become subject to the terms of the Company's Compensation Recovery Policy (the “Policy”), as such Policy may be amended from time to time, including amendments adopted in order to conform to the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any resulting rules issued by the SEC or national securities exchanges thereunder, then your Cash Bonus granted hereunder shall also be subject to such Policy. Accordingly, if the Corporate Governance and Compensation Committee (the “Committee”) determines that recovery of compensation under such Policy is due, then your entire Cash Bonus that you acquired pursuant to this Agreement shall be returned to the Company. The Committee will determine whether such recovery will be made by (a) seeking repayment from you, (b) withholding payment of future increases in compensation (including the payment of any discretionary bonus amount) that would otherwise have been made to you in accordance with the Company’s compensation practices or (c) a combination of the foregoing.

DELTA NATURAL GAS COMPANY, INC.

By:
Its: Chief Operating Officer, Treasurer and Secretary

005522.135297/4139480.1

[Signature of Recipient]